Quarterly Holdings Report
for
Fidelity® Series Treasury Bill Index Fund
July 31, 2025
XSB-NPRT1-0925
1.9891222.106
U.S. Treasury Obligations - 99.9%
	Yield (%) (a)	Principal Amount (b)	Value ($)
US Treasury Bills 0% 1/15/2026	4.22	94,860,000	93,034,825
US Treasury Bills 0% 1/2/2026	4.20	92,220,000	90,593,687
US Treasury Bills 0% 1/22/2026	4.21	157,900,000	154,747,672
US Treasury Bills 0% 1/29/2026	4.21	94,860,000	92,890,259
US Treasury Bills 0% 1/8/2026	4.21	94,860,000	93,116,684
US Treasury Bills 0% 10/21/2025	4.25	1,360,000	1,347,016
US Treasury Bills 0% 10/23/2025	4.13	1,040,000	1,029,830
US Treasury Bills 0% 10/28/2025	4.26	880,000	870,886
US Treasury Bills 0% 10/30/2025	4.12	1,380,000	1,365,374
US Treasury Bills 0% 10/7/2025	4.25	1,360,000	1,349,239
US Treasury Bills 0% 10/9/2025	4.12	1,360,000	1,348,915
US Treasury Bills 0% 11/12/2025	4.28	85,380,000	84,345,671
US Treasury Bills 0% 11/13/2025 (c)	4.24	88,020,000	86,952,787
US Treasury Bills 0% 11/18/2025	4.28	85,380,000	84,286,496
US Treasury Bills 0% 11/20/2025	4.24 to 4.25	89,320,000	88,164,665
US Treasury Bills 0% 11/25/2025	4.28	85,380,000	84,217,646
US Treasury Bills 0% 11/28/2025	4.19 to 4.27	152,380,000	150,258,078
US Treasury Bills 0% 11/4/2025	4.24	84,960,000	84,014,128
US Treasury Bills 0% 11/6/2025	4.24 to 4.26	88,020,000	87,020,661
US Treasury Bills 0% 12/11/2025	4.19	87,360,000	86,028,750
US Treasury Bills 0% 12/18/2025	4.20	85,960,000	84,575,474
US Treasury Bills 0% 12/26/2025	4.20	149,020,000	146,475,716
US Treasury Bills 0% 12/4/2025	4.18	87,360,000	86,088,730
US Treasury Bills 0% 9/11/2025	4.17	1,300,000	1,293,652
US Treasury Bills 0% 9/16/2025	4.27	1,340,000	1,332,694
US Treasury Bills 0% 9/23/2025	4.27	3,540,000	3,517,655
US Treasury Bills 0% 9/25/2025	4.17	1,360,000	1,351,067
US Treasury Bills 0% 9/30/2025	4.28	20,000	19,858
US Treasury Bills 0% 9/4/2025	4.19	1,020,000	1,015,880
US Treasury Bills 0% 9/9/2025	4.26	1,080,000	1,074,992
TOTAL U.S. TREASURY OBLIGATIONS (Cost $1,693,893,330)			1,693,728,987

Money Market Funds - 0.3%
	Yield (%)	Shares	Value ($)
Fidelity Cash Central Fund (d) (Cost $5,090,530)	4.33	5,089,512	5,090,530

TOTAL INVESTMENT IN SECURITIES - 100.2% (Cost $1,698,983,860)	1,698,819,517
NET OTHER ASSETS (LIABILITIES) - (0.2)%	(3,911,222)
NET ASSETS - 100.0%	1,694,908,295

Legend

(a)	Yield represents either the annualized yield at the date of purchase, or the stated coupon rate, or, for floating and adjustable rate securities, the rate at period end.
(b)	Amount is stated in United States dollars unless otherwise noted.
(c)	Security initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.
(d)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period	% ownership, end of period
Fidelity Cash Central Fund	6,488,484	97,950,560	99,348,514	79,777	-	-	5,090,530	5,089,512	0.0%
Total	6,488,484	97,950,560	99,348,514	79,777	-	-	5,090,530

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. U.S. Treasury Obligations are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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